Exhibit 99.1

RenX Eliminates $7 Million of Debt in Equity Conversion

MIAMI, FL, June 11, 2026 (GLOBE NEWSWIRE) -- RenX Enterprises Corp. (NASDAQ: RENX) (“RenX” or the “Company”) today announced a debt-to-equity conversion that reduces leverage and strengthens its balance sheet. The transaction is part of a deliberate effort to clean up the Company’s capital structure and enhance the financial profile of the business as it prepares for its next phase of growth.

RenX converted approximately $7 million of debt into preferred equity, removing that debt from its balance sheet. The debt was held by Company insiders, who exchanged it for preferred stock rather than common stock, so the conversion does not result in any immediate dilution to common shareholders. The preferred converts into common stock only at $2.895 per share, and the insiders’ decision to convert at a premium to the market reflects confidence in RenX’s future growth plans.

Reducing leverage in this way lowers the Company’s ongoing cash obligations and strengthens the balance sheet metrics that lenders and investors weigh, all without any use of cash. A cleaner capital structure improves the Company’s financial profile and positions RenX to pursue growth capital with greater flexibility, free from the constraints that higher debt places on a company’s strategic options.

This balance sheet work is paired directly with the Company’s growth strategy. By strengthening its financial foundation now, RenX intends to support continued investment across its environmental processing operations and logistics platform, aligning a healthier capital structure with its plans to scale the business.

“We are deliberately cleaning up our balance sheet and reducing leverage to strengthen the financial profile of the business,” said David Villarreal, Chief Executive Officer of RenX Enterprises Corp. “Having insiders convert this debt into preferred equity at a premium to the market, with no immediate dilution to our common shareholders, reflects real confidence in where we are taking the business and pairs directly with our plans for growth. A stronger foundation gives us the flexibility to keep investing behind our environmental solutions and logistics platform as we scale.”

The preferred stock, and the common stock issuable upon its conversion, were issued in a private transaction exempt from registration under the Securities Act of 1933, as amended, and are restricted securities. Because the holders are affiliates of the Company, any resale of these securities is subject to the volume, holding period, manner-of-sale, current public information, and other limitations applicable to affiliates under Rule 144.

Additional terms of the transaction will be included in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission.

About RenX Enterprises Corp.

RenX Enterprises Corp. is a technology-driven environmental processing and sustainable materials company focused on producing value-added compost, engineered soils, and specialty growing media for agricultural, commercial, and consumer end markets. The Company’s platform is designed to be differentiated by its use of advanced milling and material-processing technology, including a planned deployment of a licensed Microtec system, to precisely size, refine, and condition organic inputs into consistent, high-performance soil substrates. This technology-enabled approach allows RenX to move beyond traditional waste-to-value operations and manufacture engineered growing media with repeatable quality and defined specifications.

RenX’s core operations are anchored by a permitted 80+ acre organics processing facility in Myakka City, Florida. At this facility, the Company integrates organics processing, advanced milling, blending, and in-house logistics to support the localized production of proprietary soil substrates and potting media. The Company’s wholly owned subsidiary, Zimmer Equipment Inc., provides commercial hauling and heavy equipment logistics services, supporting both internal material movement and third-party industrial freight customers. The Company believes that by optimizing products for regional feedstocks and customer requirements, it can shorten supply chains, enhance quality control, and improve unit economics while serving higher-value end markets. The Company also owns a portfolio of legacy real estate assets, which it intends to monetize to fund its core technology-driven environmental processing platform.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are or may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions and include, among others, statements regarding cleaning up the Company’s capital structure and enhancing the financial profile of the business as it prepares for its next phase of growth, the confidence of insiders in the Company’s growth plans, positioning RenX to pursue growth capital with greater flexibility, free from the constraints that higher debt places on the Company’s strategic options, supporting continued investment across the Company’s environmental processing operations and logistics platform, aligning a healthier capital structure with the Company’s  plans to scale the business, having the flexibility to keep investing behind the Company’s environmental solutions and logistics platform as it scales, differentiating the Company’s platform by using advanced milling and material-processing technology, including a planned deployment of a licensed Microtec system, to precisely size, refine, and condition organic inputs into consistent, high-performance soil substrates, moving beyond traditional waste-to-value operations and manufacture engineered growing media with repeatable quality and defined specification, shortening supply chains, enhancing quality control, and improving unit economics while serving higher-value end markets by optimizing products for regional feedstocks and customer requirements, it can shorten supply chains, enhance quality control, and improve unit economics while serving higher-value end markets, monetizing the Company’s portfolio legacy real estate assets to fund its core technology-driven environmental processing platform. Forward-looking statements are based on assumptions and analyses made by management in light of historical experience, current conditions, and expected future developments. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, and expected future developments, as well as other factors we believe are appropriate in the circumstances. Important factors that could cause actual results to differ materially from current expectations include the Company’s ability to implement its growth plans, the Company’s ability to deploy and commission the Microtec system on the timeline anticipated, the Company’s ability to maintain adequate liquidity and working capital, the Company’s ability to maintain its Nasdaq listing, the potential future dilution to common stockholders upon conversion of the preferred stock into common stock and the accrual of dividends payable in additional shares, the Company’s reliance on third-party technologies, partners, and customers; the availability and cost of feedstock and other inputs, market acceptance of engineered growing media and bulk materials products, general economic and market conditions, including those resulting from geopolitical events, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

For Media and IR inquiries please contact:

Nicolai Ayrton Brune

Chief Financial Officer

RenX Enterprises Corp.info@renxent.com